Tiptree Announces $200mm Investment by Warburg Pincus in Fortegra Investment Will Accelerate Growth Opportunities October 12, 2021 EXHIBIT 99.2

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2 Transaction Summary $200mm strategic investment in Fortegra by Warburg Pincus, representing a 24% ownership1 stake in Fortegra Strategic Rationale Warburg Pincus is a leading private equity firm with significant related investment experience Highlights the underlying value of Fortegra Allows for recapitalization of Tiptree through repayment of debt Provides capital to accelerate growth Validates Fortegra’s growth story and brings new relationships to drive business opportunities ✓ ✓ ✓ ✓ ✓ 1) 24% Warburg Pincus Ownership of Fortegra Group presented on an as converted basis, excluding warrants.

3 Details of the Transaction • $140 million1 to repay existing Tiptree indebtedness and for general corporate purposes • $60 million to support Fortegra’s growth opportunities, funded as needed Use of Proceeds • $120 million investment representing approximately 17.5% of the company o $691 million post-money equity value for Fortegra o Includes 33% warrant coverage2 at a 33% valuation premium Common Stock Investment • Committed to a $200 million investment in Fortegra by Warburg Pincus o $120 million common equity o $80 million convertible preferred • Represents 24% ownership interest in Fortegra on an as-converted basis • Expected to close in the first quarter of 2022, subject to regulatory approvals Investment • $80 million investment representing an additional 6.6% of the company on an as-converted basis • Dividends of 8.0% per annum payable in cash or in-kind Convertible Preferred Investment 1) $110 million to extinguish Fortress indebtedness, which was assumed from Tiptree. $30 million to repay notes to Tiptree, to be used for general corporate purposes. 2) Excludes Additional Warrants which are subject to achieving certain performance metrics described in the transaction 8K.

NASDAQ: TIPT Market Cap: $356 million Share Price: $10.49 Shares outstanding: 33.9 million (As of 10/8/2021) $549 million1 (Transaction valuation) $187 million (Book value ex. NCI) Holding Company $62 million2 (Book value) $798 million $16.20 Value per TIPT share Pro-forma SOTP Value $5.52 $1.83 $23.55 All Data is as of June 30, 2021 pro-forma for the impact of the Warburg Pincus investment in Fortegra, which was signed on October 11, 2021. 1) Based on investment post money valuation of $691 million, multiplied by Tiptree’s 79.5% ownership pro-forma as of closing date. 2) Represents Q2’21 Tiptree holding company book equity of $(78) million plus $140 million of transaction proceeds that will be used to extinguish $110 million of Fortress indebtedness, which was assumed from Tiptree, and $30 million to repay notes to Tiptree, which will be used for general corporate purposes. 4

5 Reinforces Tiptree’s strategic objectives  Strategic partnership with Warburg Pincus is the first step toward our goal of demonstrating Fortegra’s intrinsic value  Continue to focus on long-term shareholder value creation ✓ Seek new acquisition opportunities ✓ Invest in existing subsidiaries ✓ Opportunistic share repurchases ✓ Maintain consistent dividends

Appendix

Overview of Fortegra

($ in millions)

- **Established, growing, vertically integrated specialty insurer** that focuses on niche insurance & capital-light fee business.
- Unique & diverse combination of **underwriting and fee revenues** (premium & premium equivalents)
- Target programs that have more frequency **but significantly less severity & catastrophic risk**
- Agent-driven business with a **"one-to-many"** distribution model with **long-standing, economically aligned partnerships**
- **Scalable technology** & **deep industry expertise** lay the path ahead to be a **global market leader in specialty insurance**

91% 5-year Average Combined Ratio	18% Q2'21 LTM Adjusted ROAE	$288mm Q2'21 GAAP Equity
A- A.M. Best & Kroll Ratings	95% 5-year Agent Persistency Rate	25 years Average Mgmt. Experience

Growth in GWPPE[1]


2017 – Q2'21 CAGR: 24% (19% organic)
$963
$1,096
$1,297
$1,667
$2,032
2017
2018
2019
2020
Q2'21 LTM

Differentiated approach has led to robust growth, consistent profitability & high cash flows

1) Gross written premium & premium equivalents.

7

8 Compelling Growth Story Fortegra is well-positioned to capitalize on a substantial opportunity in the insurance industry. Maintain & Expand Existing Programs ◼ $1.4Bn UEP & Deferred Revenue ◼ ~95% persistency with insurance agents ◼ Recent acquisitions to accelerate growth A U.S. Insurance U.S. Warranty Solutions Europe Warranty Solutions Unearned Premiums & Deferred Revenues 503 599 728 807 895 57 74 91 386 459 1 30 67 87 $560 $674 $849 $1,260 $1,441 2017 2018 2019 2020 Q2'21 New & Renewal Programs ◼ Excess & Surplus Insurance — Fortegra Specialty formed Q4’20 ◼ Admitted Insurance — Growth in new & renewal programs ◼ Warranty Solutions — Capital-light business model Continued Geographic Expansion ◼ Entered Europe in 2018 ◼ Central & Western Europe B C $56bn¹ $627bn² $53bn³ $31bn³ Addressable Market $62mm $1,265mm $634mm $71mm Fortegra LTM GWPPE 1) NAIC, 2020. 2) NAIC, 2019. 3) Allied Market Research, 2019 Extended Warranty Report, North America.

9 The Fortegra Difference Fortegra is a specialty program insurer. Consistency has been key to growth in GWPPE1 to $2.0Bn as of Q2'21 LTM. We marry underwriting & fee revenue to create consistent profitability & enhanced returns. CONSISTENT Profitability We win new business because of the breadth of our underwriting, administrative & financial offering. CONSISTENT Growth We maintain the business we win by expanding our agents’ ecosystem & maintaining a reasonable cost structure. CONSISTENT Risk Management 1) Gross written premium & premium equivalents.

TiptreeInc. ir@tiptreeinc.com